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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated as of February 28, 2000, except as to Note 11, which is as of March 28, 2000 relating to the financial statements, which is incorporated by reference in VarsityBooks.com Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                        /s/ PricewaterhouseCoopers LLP

McLean, Virginia
April 14, 2000